UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

INTERNATIONAL POWER GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51449	20-1686022
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, FL.	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (407) 566-0318

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS.

Effective September 18, 2006 the Board of Directors of International Power Group, Ltd., a Delaware corporation ("IPWG"), appointed John E. Mack as its Chief Financial Officer. Mr. Mack has more than 30 years of international and domestic banking and financial services industry experience.

Most recently (November 2002 through September 2005), he was the Senior Managing Executive Officer and Chief Financial Officer of Shinsei Bank, Limited (Tokyo). For two months thereafter, he assisted in transitioning his replacement at Shinsei Bank. Presently, he has a one year, non-exclusive consulting arrangement with Shinsei Bank that concludes on November 30, 2006. Prior to joining Shinsei Bank, Mr. Mack held various executive and managerial positions, including that of Corporate Treasurer, with the Bank of America and/or its predecessor companies, NationsBank and NCNB, all in Charlotte, NC (June 1974 to July 2001).

Mr. Mack (59) has an MBA degree from the University of Virginia Darden Graduate Business School (1974) and an AB degree in Economics from Davidson College (1972). He is also presently (since November 2000) a Director of Incapital Holdings, LLC, a Chicago–based NASD registered broker dealer that specializes in issuing fixed-income securities to retail investors, and (since June 2002) a Director of Strategic Solutions, Inc., a majority-owned subsidiary of Bank of America Corporation that purchases and works out problem loans.

There are no family relationships between Mr. Mack and any other executive officers or directors of IPWG. In connection with his appointment as Chief Financial Officer, on September 18, 2006, Mr. Mack was granted options to purchase 1,500,000 shares of IPWG’s common stock at $.68 per share. These options expire on June 14, 2010.  Other than the granted options, there have been no transactions during IPWG’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which IPWG was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Mack had or will have a direct or direct material interest.

Item 8.01 - Other Events (Issuances of Press Release)

A press release in regard to the above was issued on September 18, 2006 and is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
99.1	Press Release dated September 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNATIONAL POWER GROUP, LTD.

Date: September 20, 2006	By: /s/ Peter Toscano
Peter Toscano
President and Chief Executive Officer